                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                               January 14, 1999
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                               (Date of report)

                               January 12, 1999
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                       (Date of earliest event reported)

                              McKESSON HBOC, INC.
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            (Exact Name of Registrant as Specified in its Charter)

      Delaware                     1-13252                 94-3207296
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(State of Other Jurisdiction     (Commission             (IRS Employer
   of Incorporation)             File Number)          Identification No.)

McKesson Plaza
One Post Street
San Francisco, California                               94104
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(Address of Principal Executive Offices)              (Zip Code)

                                (415) 983-8300
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             (Registrant's telephone number, including area code)

                             McKesson Corporation
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         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2  ACQUISITION OR DISPOSITION OF ASSETS

        (a) On January 12, 1999, McKesson HBOC, Inc. ("McKesson" which term shall include references to its predecessor, McKesson Corporation, as appropriate) consummated its acquisition of HBO & Company ("HBOC"). The transaction was closed pursuant to the Agreement and Plan of Merger (the "Merger Agreement") dated October 17, 1998, as amended, by and among McKesson Corporation, McKesson Merger Sub, Inc. ("Merger Sub), and HBOC. As a result of the transaction, HBOC became a wholly owned subsidiary of McKesson. The purchase price consisted of the issuance of approximately 177.2 million shares of McKesson common stock valued at approximately $15.1 billion in exchange for all the outstanding common stock of HBOC as of the date of consummation based on an exchange ratio equal to 0.37 shares of McKesson common stock for each share of HBOC common stock acquired. In addition, approximately 10.6 million shares were reserved for issuance, valued at approximately $903.1 million, in connection with the assumption of HBOC's outstanding options, warrants and employee stock purchase plans pursuant to the Merger Agreement.

        The basic terms of the Merger Agreement, the method used for determining the amount of consideration paid by McKesson and the relationships between McKesson and HBOC and their respective directors and executive officers were described in the joint proxy statement/prospectus dated November 27, 1998 filed in connection with McKesson's Registration Statement on Form S-4 (No. 333-67299), which is incorporated herein by reference. HBOC's assets consist of cash, receivables, inventory, property and equipment, and other tangible and intangible assets.

        The approval of the Merger Agreement and the transactions associated with it by the stockholders of each of McKesson and HBOC and the consummation of the merger of Merger Sub with and into HBOC (the "Merger") was announced in a press release of McKesson dated January 12, 1999, a copy of which is filed as an exhibit hereto.

        (b) The acquisition by McKesson of shares of HBOC common stock pursuant to the Merger Agreement is deemed the indirect acquisition of the assets of HBOC represented thereby, including HBOC's equipment and other physical property. HBOC utilizes such assets in the conduct of its business as a leader in providing software solutions, technological innovation and comprehensive services to the healthcare industry. McKesson will continue to utilize such assets in the conduct of its business as the world's largest healthcare services company.

ITEM 5. OTHER EVENTS.

        On January 12, 1999, McKesson took a number of actions required pursuant to the terms of the Merger Agreement. In particular, the Restated Certificate of Incorporation of McKesson was amended to change the name of McKesson Corporation to McKesson HBOC, Inc. A copy of the Certificate of Amendment to the Restated Certificate of Incorporation is filed as an exhibit hereto.

        In addition, the Board of Directors of McKesson adopted resolutions by unanimous written consent that, among other things, amended the By-laws of McKesson as required pursuant to the terms of the Merger Agreement. A copy of the Amendment to the By-laws is filed as an exhibit hereto.

        Further, prior to the effective time of the Merger, each of Mary G. F. Bitterman, John M. Pietruski, David S. Pottruck and Robert H. Waterman, Jr. resigned as a Director of McKesson, and Alan Seelenfreund resigned as Chairman of the Board of Directors of McKesson. As of the effective time of the Merger, Alfred C. Eckert III and Gerald E. Mayo were elected to serve as a Director of McKesson until the annual meeting of stockholders for 1999; James V. Napier and Alton F. Irby III were elected to serve as a Director of McKesson until the 2000 annual meeting; and Charles W. McCall was elected to serve as a Director of McKesson until the 2001 annual meeting. Mr. McCall was also elected to serve as Chairman of the Board of Directors of McKesson, and certain changes were made to the Committees of the Board of McKesson and certain additional officers were appointed, as further described in a press release of McKesson dated January 13, 1999, a copy of which is filed as an exhibit hereto.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) Financial Statements of Businesses Acquired

        The financial statements required to be filed were previously reported in McKesson's Registration Statement on Form S-4 dated November 13, 1998, as amended by Amendment No. 1 thereto dated November 27, 1998 (No. 333-67299), which is incorporated herein by reference.

        (b) Pro Forma Financial Information

        The unaudited combined condensed pro forma financial statements of McKesson and HBOC were previously reported in McKesson's Registration Statement on Form S-4 dated November 13, 1998, as amended by Amendment No. 1 thereto dated November 27, 1998 (No. 333-67299), which is incorporated herein by reference.

        (c) Exhibits

                2.1 Second Amendment Agreement to that certain Agreement and Plan of Merger dated October 17, 1998, as amended by an Amendment Agreement dated as of November 9, 1998

                3.1 Certificate of Amendment of Restated Certificate of Incorporation of McKesson Corporation (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-8 of McKesson HBOC, Inc. (File No. 333-70501) filed on January 12, 1999)

                3.2  Amendments to By-laws of McKesson HBOC, Inc.

               99.1 Press Release issued by McKesson HBOC, Inc. on January 12, 1999

               99.2 Press Release issued by McKesson HBOC, Inc. on January 13, 1999


                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 1999

                                        McKESSON CORPORATION

                                        By:  /s/ Nancy A. Miller
                                           -------------------------------------
                                           Name: Nancy A. Miller
                                           Title: Senior Vice President and
                                                  Secretary


                                      2

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                                EXHIBIT INDEX

EXHIBIT
  NO.      TITLE
-------    --------------------------------------------------------------------
  2.1 Second Amendment Agreement to that certain Agreement and Plan of Merger dated October 17, 1998, as amended by an Amendment Agreement dated as of November 9, 1998.

  3.1      Certificate of Amendment of Restated Certificate of
           Incorporation of McKesson Corporation (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-8 of McKesson HBOC, Inc. (File No. 333-70501) filed on January 12, 1999.)

  3.2      Amendments to By-laws of McKesson HBOC, Inc.

 99.1      Press Release issued by McKesson Corporation on January 12, 1999.

 99.2      Press Release issued by McKesson HBOC, Inc. on January 13, 1999.